SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act
		 of 1934 (Amendment No.  )

  Filed by the Registrant [x]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

      [ X ]  Preliminary Proxy Statement
      [ X ]  Confidential, for Use of the Commission Only
			(as permitted by Rule 14a-6(e)(2))
      [   ]  Definitive Proxy Statement
      [   ]  Definitive Additional Materials
      [   ]  Soliciting Material Pursuant to   240.14a-11(c)
			or   240.14a-12

	..........Navarre-500 Building Associates..........
	  (Name of Registrant as Specified In Its Charter)

	...............................................
	  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
		14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
  [  ]  $500 per each party to the controversy pursuant to
		Exchange Act Rule 14a-6(i)(3).
  [x]  Fee computed on table below per Exchange Act Rules
		14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction
		    applies:  Participations

      2)   Aggregate number of securities to which transaction
		    applies:  [____]

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined): The fee is equal to 1/50th of 1% of the assumed fair market value of the Property, which is presumed to be the aggregate of the cash to be received by the Registrant.



      4)   Proposed maximum aggregate value of transaction:
	 	[$_____]

      5)   Total fee paid:  $8,000

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule as Registration Statement No.:

      3) Filing Party:

      4) Date Filed:


NAVARRE-500 BUILDING ASSOCIATES

STATEMENT ISSUED BY THE AGENTS IN CONNECTION WITH THE
SOLICITATION OF CONSENT AND AGREEMENT OF THE
PARTICIPANTS

					Dated November __,  1998

	This Statement relates to the Solicitation of Consent and Agreement of the Participants in Navarre-500 Building Associates ("Associates") by Peter L.
Malkin and Thomas N. Keltner, Jr., as Agents ("Agents") for the Participants, in connection with the Sale Program described below.

	It is anticipated that this Statement and the accompanying form of Consent and Agreement will be mailed to the Participants on November __, 1998. The Solicitation will terminate on December 31, 1998 unless subsequently extended, but in no event later than March 31, 1999, and any consents given before such termination date will thereafter remain in effect on the terms hereof. The
Agents will advise all Participants of the Solicitation results as soon as practicable, but in no event later than 90 days after the termination date noted above, including any extension.

Sale of the Leasehold

	Associates was formed in 1958 to acquire and own the master lease (the "Leasehold") of the property known as 500 Seventh Avenue, 512 Seventh Avenue and 228 West 38th Street in New York City (collectively, the "Property"), subject to a long-term operating net sublease (the "Operating Lease") to 500-512 Seventh Avenue Associates (the "Lessee"). Fee ownership of the Property is held by an unrelated third party. The Leasehold and the Operating Lease can be extended through 2045.

	The Agents recommend that the Participants consent to the following program (collectively the "Sale Program"):

(a)	Authorizing the Agents to sell the Leasehold and all Associates' interest in the Property by transfer of real property or by transfer of direct or indirect interests in Associates to a third party at such price and on such terms as determined by the Agents as fiduciaries; and

(b)	In a case in which the Lessee joins with Associates in a sale, allocating the net sale proceeds between Associates and the Lessee pursuant to the distribution schedule computed by an independent expert and recommended by the Agents as described in this Statement.

	The Agents believe that the Property requires major capital improvements to be competitive. The Sale Program will permit Associates to liquidate its investment very profitably and avoid the necessity of raising additional capital from the Participants or others to support and renovate the Property. The sale market is currently strong, and joining with the Lessee in sale may create a premium price for both Associates and the Lessee.

THE AGENTS RECOMMEND THAT EACH PARTICIPANT CONSENT TO THE SALE PROGRAM.



Incentive Compensation

	Wien & Malkin LLP has supervised this investment from its creation in 1958 and has developed the program for marketing the Leasehold for joint sale with the Lessee. As previously approved by the Participants, Wien & Malkin LLP receives from Associates (a) an annual supervisory fee of $40,000, from which it pays Associates' accounting fees and other disbursements, and (b) incentive compensation of 10% of the distributions to Participants in any year in excess of 23% of the original investment. Incentive compensation was last paid for the lease year ending June 1997.

	In performing its calculations to determine the allocation between Associates and the Lessee, Cushman & Wakefield independently determined the value attributable to Wien & Malkin LLP's supervisory interest. In lieu of the existing formula for incentive compensation, the Agents recommend that each Participant voluntarily, and only as to his or her own distributions, agree that Wien & Malkin LLP should receive the share of sale distributions determined by Cushman & Wakefield, as specified in the Statement.

THE AGENTS RECOMMEND THAT EACH PARTICIPANT AGREE TO THE VOLUNTARY INCENTIVE COMPENSATION.


I.	Background

A.	Organization of Associates

		Associates was organized as a New York partnership in 1958 by the late Lawrence A. Wien for the purpose of acquiring the Leasehold subject to the Operating Lease. The original partners in Associates joined in a public offering to the Participants of the economic interests in Associates. Peter L. Malkin and Thomas N. Keltner, Jr. of Wien & Malkin LLP ("W&M LLP") are the current partners in Associates and serve as Agents on behalf of the Participants. (See
Section IV.A. - Supervisory Services). Under the Participating Agreements pursuant to the original offering, the Participants have the right to approve or disapprove certain decisions, including sale of the Leasehold and modification of the Operating Lease. The required percentage of Participants is described in
Section VII. - Terms of Solicitations of Consents.

B.	Operating Lease

		The Operating Lease provides that the Lessee will pay all operating expenses and real estate taxes, will make necessary repairs and replacements, and will keep the Property adequately insured for liability and casualty.  The
Operating Lease does not require the Lessee to make new capital improvements to the Property.

Under the Operating Lease, the Lessee must pay to Associates (i) annual basic rent of $1,167,500 (the "Basic Rent") and (ii) additional rent for each lease year ending June 30, equal to 50% of the Lessee's net profit in excess of
$620,000 for such lease year (the "Additional Rent").   No Additional Rent was
payable for the lease year ended June 30, 1998. From the Basic Rent received by it, Associates must pay $487,500 as Leasehold rent due to the unrelated fee owner. See Section I.F. - Financial Information.

The Leasehold and the Operating Lease each have a term which expires in 2024 and may be renewed through 2045. The Lessee is current in all its obligations to Associates.

C.	The Property

		Located in the heart of New York City's "Garment Center," the Property contains showroom, office and loft space, which historically has been used by manufacturers of women's apparel.

500 Seventh Avenue was completed in 1921 and contains 17 stories, including ground floor retail space. It has net rentable area of about 605,000 square feet.

512 Seventh Avenue is a 44-story building, with ground floor retail space, which was completed in 1931. It has net rentable area of about 505,000 square feet.


228 West 38th Street is a five-story 1925 building with about 10,000 square feet, which serves primarily as a light protector for 500 Seventh Avenue.

		Currently, space leases at the Property are at annual base rentals generally in the range of $15.00 to $25.00 per square foot (exclusive of electricity charges and escalation). Tenants provide their own cleaning. As of November 1, 1998, the Property's occupancy rate is about 68%.

		In a pending proceeding, W&M LLP and Peter L. Malkin are now seeking to remove Helmsley-Spear, Inc. as managing agent of the Property and to appoint a replacement at a competitive market standard of performance.

D.	Competition

Unrenovated buildings tend to have lower occupancies than the renovated or more modern structures. Garment industry demand for space has been declining over the past decade. Continuing business failures and consolidations have reduced the number of garment industry companies which maintain space in the Garment Center. For the remaining companies, changed methods of operation and manufacturing have reduced space requirements. As a result, buildings in the Garment Center have been or are being improved for general offices, rather than for garment industry showrooms.

E.	Real Estate Sale Market

Sale prices for commercial office property in Manhattan have risen strongly over the last several years. In spite of declining space requirements for the garment industry in the Garment Center, sale prices there have been strengthened by the general price rise in Manhattan, the major new property investments by entertainment, communications and financial companies in the Times Square and Penn Station office districts adjacent to the Garment Center, the shortage of space in these adjacent areas, and the redevelopment and new leasing of vacant Garment Center space for office users.

Certain other properties in the Garment Center are being offered for sale by investment entities originated and supervised by W&M LLP under a sale program similar to that described in this Statement. One property in the Garment Center was offered and sold at a favorable price in 1997 under a sale program similar to that described in this Statement.

F.	Financial Information

		Associates acquired the Leasehold subject to the Operating Lease on
July 1, 1958 for $3,200,000, all cash.  There is no mortgage on the Leasehold, and Associates has no debt for borrowed money.

Basic Rent received by Associates at the annual rate of $1,167,500 is applied to pay $487,500 for annual Leasehold rent to the fee owner, $40,000 for the annual supervisory fee to W&M LLP, and $640,000 for distributions to the Participants. Any Additional Rent received by Associates is applied to make additional distributions to the Participants, together with any related payment of incentive compensation to W&M LLP.


During 1998, no Additional Rent is payable, and Participants are therefore expected to receive total distributions representing an annual return on their original cash investment at the rate of 20%. For the years 1997 and 1996, the Participants received total distributions representing an annual return on such investment of 46% and 50%, respectively. These percentages were calculated by dividing the cash distributions to Participants for the applicable year by the Participants' original cash investment in the Leasehold ($3,200,000). Certain Participants may have purchased their interests after the 1958 offering for amounts other than the original offering price, and their rates of return on investment would thus be different.

As previously approved, W&M LLP receives incentive compensation from Associates equal to 10% of the distributions to Participants in any year in excess of 23% of the original investment. Accordingly, W&M LLP received incentive compensation of $81,828 for the lease year ended June 1997 and $97,525 for the lease year ended June 1996.

Attached are audited balance sheets of Associates as of December 31, 1997, December 31, 1996, and December 31, 1995, and the related statements of income, partners' capital deficit and cash flows for each of the three years in the period ended December 31, 1997. Also attached is a table showing selected financial data for the five most recent, completed fiscal years of Associates ("Financial Statements"). In addition, unaudited condensed balance sheets as of March 31, 1998 and June 30, 1998 and the related condensed statements of income and cash flows for each of the periods ended March 31, 1998 and June 30, 1998 are also enclosed ("Quarterly Financial Statements"). See Section VI. - Management's Discussion and Analysis of Financial Condition and Results of Operations.

Jacobs Evall & Blumenfeld, LLP, CPA's, has served as Associates' independent certified public accountants exclusively in connection with Securities and Exchange Commission ("SEC") filings, which include the examination of financial statements and consultations relating to professional and regulatory accounting matters. Such accountants provide no other services to Associates.

II.	Sale Program

A.	Grant of Discretionary Authorization
to the Agents; Rationale for the Sale Program

		The Agents seek discretionary authority from the Participants to implement the Sale Program and, in the case of a joint sale by Associates and the Lessee, the allocation of the net sale proceeds between Associates and the Lessee as described in this Statement. See Section II.B. - Recommendations.
The Agents will seek the best price and terms but there is no minimum sale price, and the Leasehold will be sold for such price and on such terms as the Agents may determine. The Agents will act by unanimous agreement among themselves in determining the price and other terms of sale. The Lessee is concurrently soliciting authorization for the sale, conditioned only upon the approval of the Participants to the Sale Program outlined in this Statement.
The allocation of sale proceeds between Associates and the Lessee will be in accord with the schedule computed by an independent expert as specified in this Statement.


As the Agents are aware based on information distributed from the Fashion Center Business Improvement District (of which Mr. Malkin is a director) and the Real Estate Board of New York (of which Mr. Malkin is a member of the Board of Governors), and from other information available generally, the space needs of the garment industry in Manhattan have changed dramatically since Associates acquired the Leasehold in 1958. The design of the buildings at the Property generally features very large, deep floors. Large showrooms and manufacturing space, once the hallmark of garment firms operating in New York City and for which the buildings are well-suited, are generally no longer required. Many U.S. garment manufacturers failed in the face of foreign competition, and others moved operations to lower- cost locations. Fashion firms which remain in Manhattan typically maintain only small showrooms and limited offices in the City. The Agents estimate that more than 10 times Associates' original cash investment will be required to modify the Property to general offices.

The Property's occupancy has declined as the garment industry has contracted. Without materially reconfiguring the internal space in the buildings to reflect these changes in the garment industry or for an alternative use, the Agents believe it is likely that the Property's profitability will decline. Additional capital investment by the Lessee or the Participants cannot be compelled and would be inconvenient or impossible for many Participants. The risks of investing substantial new capital and of determining which use would be profitable are not alternatives that the Agents recommend to the Participants. See Section II.C. - Consideration of Alternatives.

The market for sale in the Garment Center has been strengthened by a rising commercial office market in Manhattan, the significant new investment in the nearby Times Square and Penn Station office districts, the shortage of space in these adjacent areas, and the redevelopment and new leasing of vacant Garment Center space for office users. Based upon current market conditions, the Agents believe that implementation of the Sale Program is the best way for the Participants to maximize the value of their investment. See Section VI. - Management's Discussion and Analysis of Financial Condition and Results of Operations.

B.	Recommendations

		Based on the foregoing review of the current situation at the Property -- (See Section I.D. - Competition; Section I.E. - Financial Information; and Section II.A. - Grant of Discretionary Authorization to the Agents; Rationale for the Sale Program -- and the assessment of various alternatives by the Agents -- See Section II.C. - Consideration of Alternatives) -- the Agents recommend that the Participants approve the Sale Program. The Participants are reminded that, if the Sale Program is approved, a portion of the net sale proceeds to be distributed to the Lessee will be shared by one of the Agents for the Participants, Peter L. Malkin, as an owner of 1.477% of the interests in the Lessee. See Section IV. - Supervisory Services; Potential Conflicts of Interest. The Agents will effect the liquidation of Associates after the sale is concluded, Associates' net sale proceeds are distributed to the Participants, and Associates' affairs are wound up. Approval by the Participants of the Sale Program will empower the Agents with discretionary authority to implement the Sale Program and to liquidate Associates thereafter.


	1.	Sale

An original Participant who initially invested $10,000 in 1958 has received aggregate cash distributions of $186,488 through November 1, 1998. The Participants in Associates have enjoyed a very successful venture for the last 40 years. The Agents now recommend that a sale of the Leasehold be concluded for the reasons and on the terms outlined in this Statement.

		The Agents do not believe it is beneficial to set a minimum price for the sale of the Leasehold. The setting of a minimum price may inhibit buyers from bidding aggressively. The Agents believe that a thorough marketing effort without disclosure of a minimum or target price should likely yield the best possible result in a reasonable time. To assure a timely and effective marketing campaign pending approval of the Sale Program pursuant to this Statement, the Agents and the Lessee have engaged Eastdil to prepare marketing materials for the possible sale of the Leasehold. Eastdil will also distribute the marketing materials and will assist in the preparation of advertisements for placement in appropriate newspapers and other periodicals and journals. All of the marketing materials, distribution lists, advertisements and other marketing activities to be proposed by Eastdil are subject to prior review and approval by the Agents on behalf of Associates and by the Lessee.

In consideration of its services as marketing representative, Eastdil will receive a fee of 1.5% of the sale price upon conclusion of sale and will bear all of its own expenses in connection with marketing and sale. The fee to Eastdil will be an expense of sale.

	2.	Allocation of Sale Proceeds

The determination of the proper allocation of net sale proceeds among Associates as owner of the Leasehold and W&M LLP as supervisor and, in the case of a joint sale with the Lessee, the Lessee as owner of the Operating Lease depends upon the respective values of their interests in the Property. To assure an appropriate allocation, an opinion has been obtained from a prominent, independent real estate appraisal expert, Cushman & Wakefield ("C&W"). Each Participant's agreement to the W&M LLP incentive compensation recommended in this Statement is a mutual voluntary agreement binding only upon the Participant and W&M LLP in place of any other W&M LLP supervisory entitlement to such Participant's share of sale proceeds.

C&W was selected by the Agents in consultation with representatives of the Lessee other than Mr. Malkin, because C&W has recognized expertise and is independent of the Agents, the Lessee, W&M LLP, and Eastdil. C&W reached the conclusions embodied in its report (the "Report") addressed to Associates, the Lessee and W&M LLP, as summarized below.

		The proposed allocation of sale proceeds among Associates, the Lessee, and W&M LLP as supervisor was based primarily upon (a) stated assumptions of potential sale prices, (b) determination of the projected net income required to justify the assumed sale prices, reflecting appropriate capitalization rates and capital costs, and (c) apportioning of such projected net income between Associates and the Lessee in accord with the Operating Lease. The only special instruction provided to C&W in seeking its conclusion was that it assume that Associates' and the Lessee's entire interest in the Property would be sold as a unified whole. In reaching its conclusions, C&W determined that, of the three conventional approaches to value - Cost, Sales Comparison and Income Capitalization - only the Income Capitalization approach was appropriate, because it is the methodology most often used by investors for this type of property. The Report is available for inspection and copying at the offices of W&M LLP (on behalf of Associates), 60 East 42nd Street, New York, New York, during regular business hours by any Participant or his representative who has been so designated in writing. Appointments to inspect and copy the Report may be made by contacting Stanley Katzman, Esq., at 212-687-8700.

The formula in the Report allocates sale proceeds, after closing expenses, among Associates, the Lessee, and W&M LLP as supervisor as follows:

Amount of Net Sale Proceeds             Percentage    Percentage  Percentage
after Expenses of Sale                  to Associates to Lessee   To W&M LLP

Up to first $25,000,000                 __%           __%         __%
of net sale proceeds

Next $10,000,000 of net sales           __%           __%         __%
proceeds ($25,000,001
to $35,000,000)

Next $10,000,000 of net sales           __%           __%         __%
proceeds ($35,000,001
to $45,000,000)

Next $10,000,000 of net sales           __%           __%         __%
proceeds ($45,000,001
to $55,000,000)

Net sale proceeds in                    __%           __%         __%
excess of $55,000,000

The following chart shows four examples of the distribution of sale proceeds between Associates, W&M LLP and the Lessee using the Agents' recommended allocation formula in accord with the Report of C&W. The assumed net sale proceeds, after expenses, are shown at the top of each column.

Net sale proceeds   $40,000,000   $50,000,000   $60,000,000   $70,000,000

Allocation:

	Associates:

	Lessee:

        W&M LLP:


			The Lessee has agreed that Associates shall receive as a priority, applied against Associates' share pursuant to the allocation formula, a return of the full cash investment of the Participants from the net proceeds of the sale.

The estimated distribution amount for each Participant after payment of the incentive compensation is as shown below:

Hypothetical
Sale Price
Allocable to
the Leasehold  $40,000,000          $50,000,000          $60,000,000          $70,000,000

Estimated Net
Sale Proceeds
Distributable
to $10,000
Participant    $__________          $__________          $__________          $__________

Incentive
Compensation
to W&M LLP     $__________          $__________          $__________          $__________


Net Amount to
$10,000
Participant
after
Incentive
Compensation   $__________          $__________          $___________         $___________

		To the extent that any Participant does not agree to the W&M LLP incentive compensation as recommended in this Statement and described above, the allocation of sale proceeds to the Lessee pursuant to any joint sale by Associates and the Lessee will be unchanged, and the allocation between Associates and W&M LLP will be subject to Associates' pre-existing obligations, then applicable, to W&M LLP. See "Incentive Compensation".

		There can be no assurance that the sale results described in these examples will be achieved. The Agents have received informal indications of interest which indicate a likelihood that sale of the Leasehold might be concluded 60-120 days after approval of the Sale Program by the Participants.

	3.	Liquidation

After the Leasehold is sold, Associates' net sale proceeds are distributed to the Participants, and Associates' business affairs are wound up (which would occur promptly thereafter), Associates will be liquidated by the Agents. Associates' only business authorized by its partnership agreement, the ownership of the Leasehold subject to the Operating Lease, will then have ended, and there would be no reason to continue Associates' existence. If Associates were not liquidated at that point, it would continue to incur expenses for such items as accounting reports and SEC filings but would have no income to pay those costs.



C.	Consideration of Alternatives

The Agents considered various alternatives to the Sale Program described in this statement: (a) continuation of the existing capitalization and operating format for the Property and (b) Property redevelopment through additional capital provided by Associates and/or the Lessee and/or third party sources such as a mortgage lender. At present, each alternative has been rejected by the Agents in favor of the Sale Program.

If Associates were to continue to own the Leasehold subject to the Operating Lease on the existing format without improving the Property, the Agents believe it is likely that the profitability of the Leasehold would continue to decline, because garment industry space demand has declined and the Property in its current condition is not competitive for general office tenants.

Alternatively, if Associates were to join in financing substantial improvements to the Property by (a) borrowing directly or (b) inducing Lessee contributions by reducing rent payable to Associates or (c) permitting new mortgage debt on the Property to be serviced from revenues otherwise payable as rent to Associates, then there would be an effective reduction in the net distributions to the Participants until such time, if any, as the additional revenue generated by the Property improvements caused Additional Rent payable to Associates to offset Associates' accumulated rent reductions and debt service. Given the speculative and long term prospect for such a program compared with the current high level of sale prices for property in this location, the Agents recommend sale of the Leasehold rather than direct or indirect reinvestment in the Property.

III.	Certain Tax Consequences of the Sale Program and Liquidation

When the Leasehold is sold, an original Participant will report long-term capital gain in an amount equal to the excess of (a) the sale proceeds received by such Participant over (b) the book value of such Participant's participation as of the date of sale. As of December 31, 1997, the book value of each original $10,000 participation was $704. The maximum federal income tax rate on long-term capital gains for individual investors is currently 20%. Prior depreciation deductions are taxed at a maximum federal income tax rate of 25%.

Whether or not a Participant is a New York State resident, any gain resulting from sale of the Leasehold will be subject to New York State income taxes. The gain also may be subject to taxation by the state in which a Participant resides. Most states will allow a credit for all or a portion of the tax paid to New York State. If the Participant is a New York City resident, the gain also will be subject to the New York City income tax.

There is no additional tax consequence for an original Participant resulting from the liquidation of Associates following the distribution to Participants of net sale proceeds paid to Associates. A non-original Participant will recognize additional gain or loss upon such liquidation depending upon the tax basis of his or her interest in Associates.


IV.	Supervisory Services; Potential Conflicts of Interest

A.	Supervisory Services

No remuneration is paid by Associates to any of the Agents as such. The Agents are members of W&M LLP, which receives an annual supervisory fee for legal, administrative and financial services. The legal and administrative services include acting as general counsel to Associates, maintaining its partnership records, performing physical inspections of the Property, reviewing insurance coverage, conducting annual partnership meetings, issuing reports to the Participants, and administrative oversight of special transactions such as the proposed Sale Program. Financial services include monthly receipt of rent from the Lessee, payment of monthly and additional distributions to the Participants, payment of all other disbursements, confirmation of the payment of real estate taxes, review of financial statements submitted to Associates by the Lessee and of audited financial statements and tax information prepared by Associates' independent certified public accountants, and distribution of such materials to the Participants. W&M LLP also prepares quarterly, annual and other periodic filings with the Securities and Exchange Commission and applicable state authorities.

		As approved by the Participants, W&M LLP receives (a) $40,000 per annum as a supervisory fee, from which W&M LLP pays Associates' accounting fees and other disbursements, and (b) incentive compensation equal to 10% of the distributions to the Participants in any year in excess of 23% of the original investment. No incentive compensation was payable to W&M LLP in 1998.

W&M LLP serves as supervisor and counsel to Associates and the Lessee, including representing Associates and the Lessee (with any other co-counsel designated for either of them) in connection with the sale proposed in this Statement. As a result, W&M LLP may also receive legal fees and supervisory incentive compensation from the Lessee in connection with the proposed sale.

B.	Certain Ownership of Participations

		As of November 1, 1998, the Agents beneficially owned, directly or indirectly, the following participations (expressed as original cash investment):



                                                        Amount of
                                                        Beneficial      Percent
Title of Class          Name of Agents                  Ownership       of Class


Participations
in Partnership
Interests               Peter L. Malkin                 $33,125       0.010352%

                        Thomas N. Keltner, Jr.          $ -0-         -0-



Members of Mr. Malkin's family owned an additional $42,500 of participations. Mr. Malkin owns of record certain additional participations as trustee, as to which he disclaims any beneficial ownership.

A member of Mr. Keltner's family owns $2,500 of participations.

Other members of W&M LLP, their spouses and children, and trusts in which they have beneficial interests own an aggregate of $9,318 of participations.

C.	Certain Ownership and Voting of Interests in the Lessee

		Peter L. Malkin owns 1.477% of the beneficial interests in the Lessee, and he has discretionary authority to vote on behalf of 50% of the beneficial interests in the Lessee. All major actions by the Lessee, such as its agreement to join in a sale of the Property and to approve the allocation of sale proceeds, require an affirmative vote of 75% in interest of the partners in join in the Sale Program described in this Statement.


D.	Potential Conflicts of Interest

			The sale proceeds from the Property will be allocated between
Associates and the Lessee as computed in the Report of C&W and described above
(See Section II.B.2.- Allocation of Sale Proceeds).

		C&W is independent and not affiliated with any party to the proposed
Sale Program or this investment. It has received from Associates and the Lessee an indemnity regarding any challenge to the sale proceeds allocation recommended by it. No other independent party has reviewed the transactions described herein.

			W&M LLP acts as supervisor for both Associates and the Lessee.
It has received from Associates and the Lessee an indemnity regarding any challenge to the Sale Program, including the sale proceeds allocation recommended herein between Associates and the Lessee.  Its members and their families own beneficial interests in both Associates and the Lessee.  Both of the Agents are members of W&M LLP.

The Agents receive no extra or special benefit for their service as such. They will share in the proceeds of sale of the Leasehold received by Associates only to the extent that they beneficially hold participations in Associates or interests in the Lessee. Each Agent is entitled to be indemnified by Associates to the extent provided by applicable law. Each Agent, as a member of W&M LLP, will share in any fee received by that firm for its services to Associates and any incentive compensation approved by the Participants. Neither the Agents, as such, nor W&M LLP will share in any other proceeds of a sale.

V.	 Fees and Expenses

All fees and expenses relating to development and implementation of the Sale Program, the Solicitation hereunder, and the Report of C&W will be treated as expenses of sale and will be paid from funds derived from the sale of the Leasehold after payment of certain of such expenses by Eastdil. If the Sale Program is not approved, fees and expenses of C&W will be paid by the Lessee as an operating expense under the Operating Lease, and other costs of Associates related to this Solicitation will be paid from rents paid to Associates by the Lessee under the Operating Lease.

VI.	Management's Discussion and Analysis of Financial Condition and Results of
Operations

		A.	Operating Revenues; Distributions

Associates was organized solely for the purposes of acquiring the Leasehold subject to the Operating Lease. Associates is required to pay from Basic Rent the Leasehold rent due to the unrelated fee owner and the basic supervisory fee. Associates distributes to the Participants the balance of Basic Rent, plus any Additional Rent, after payment of any applicable incentive compensation to W&M LLP.

Pursuant to the Operating Lease, the Lessee assumes sole responsibility for the condition, operation, repair, maintenance and management of the Property. Associates does not maintain reserves to defray operating expenses of the Property. See Section II.C. - Consideration of Alternatives. If Associates accumulated cash reserves by withholding or reducing distributions to the Participants from Basic Rent or Additional Rent, the Participants would suffer adverse tax consequences, because the amounts held by Associates would nevertheless be taxable to the Participants.

Distributions by Associates depend solely on the payment by the Lessee of Basic Rent and Additional Rent in accordance with the terms of the Operating Lease. Associates expects to make the monthly distributions so long as it receives the payments of Basic Rent under the Operating Lease. During the twelve months ended December 31, 1997, and in the first nine months of 1998, Associates made regular monthly distributions at the annual rate of $2,000 for each original $10,000 participation. Because no Additional Rent was paid to Associates for the lease year ended June 30, 1998, it is projected that there will be no additional distribution in 1998 above the basic 20% annual return on original investment. See Section I.F. - Financial Information. The annual operating statements from the Lessee of its income and expense are reviewed by the outside accountants for the Lessee and are prepared substantially in accordance with the requirements of the Operating Lease.

		Associates' results of operations are affected primarily by the amount of rent payable to it under the Operating Lease. The following summarizes the material factors affecting Associates' results of operations for the three preceding years, and for the first six months of 1998:

	(a)	Total income decreased for the year ended December 31, 1997 as compared with the year ended December 31, 1996. Such decrease is attributable to the fact that less Additional Rent was received by Associates in 1997 because of the Lessee's less profitable operation of the Property.

	(b)	Total income decreased for the six-month period ended June 30, 1998, as compared with the six-month period ended June 30, 1997. Such decrease resulted from the fact that no Additional Rent was received by Associates in
1998.

The following events and considerations, of which Associates is aware, have affected and will continue to affect Associates' operations and financial condition:

The downturn and changes in methods of operations in the garment industry have had and will continue to have a major impact on the Property and its operations and profitability. Associates has been advised that the insolvencies affecting tenants in the garment business and reduced demand for existing unimproved space will continue to have an adverse impact on Associates' operating income.

		B.	 Liquidity and Capital Resources

There has been no significant change in Associates' liquidity for the twelve-month period ended December 31, 1997, as compared with the twelve-month period ended December 31, 1996, or for the six-month period ended June 30, 1998 as compared to the same period in 1997.

		C.	Inflation

Inflationary or deflationary trends in the general economy could have a material impact upon the Sale Program. In implementing the Sale Program, the Agents will continue to evaluate Associates' options and economic variables.

VII.	Terms of Solicitations of Consents

Each Agent acts as agent for a group of Participants owning a one-half economic interest in Associates, representing $1,600,000 of the original $3,200,000 investment in Associates. At November 1, 1998, no person held participations aggregating more than 5% of the total outstanding participations.

		On November 1, 1998, there were approximately 640 Participants holding participations among the two groups. Each Participant's voting percentage in his group is determined by a fraction of which the numerator is the face amount of the participation and the denominator is the group's original $1,600,000 investment in Associates. There is no record date establishing the identity of the Participants entitled to vote for the Sale Program. Holders of participations as of November 1, 1998 will be recognized as entitled to vote. However, if any participation is transferred before the consent with respect to that participation is given, the transferee will be entitled to vote. If the Consent and Agreement has been given prior to the transfer of a participation, the transferee will be bound by the vote of the transferor. In addition, the Agents and their designees will be entitled to vote the participation of any non-consenting Participant whose interest is purchased by them under the Participation Purchase Arrangement (as defined in the following paragraph).

		The consent of all Participants is required to authorize the Sale Program. However, under the terms of the Participating Agreement between each Agent and his Participants, if Participants owning 80% of the outstanding participations in such Agent's group consent to the Sale Program, the Agent for that group or his designee has the right to purchase the interest of any Participant in that group who failed to consent (or, if the Participant is not an individual, has not furnished evidence of authority for giving such consent)

within 10 days after the mailing by the Agent of a written request therefor, by certified or registered mail ("Participation Purchase Arrangement"). The purchase price is the greater of (i) the book value of such Participation at the time of purchase, i.e., the original capital contribution of such Participant or such Participant's predecessor, less any repayment thereon to the date of purchase, and (ii) $100. As of November 1, 1998, the book value of each original $10,000 participation was $704 (computed by dividing Associates' equity by the cash investment of $3,200,000, and then multiplying the resulting amount by the participation amount of $10,000). Accordingly, the purchase price would be $704 for each original $10,000 participation.

If 80% or more of the Participants in an Agent's group consent to the Sale Program, each Agent (or his designee) presently intends to purchase the interest of any non-consenting Participant for $704 for each original $10,000 investment. Funds for the purchase of the interests of non-consenting Participants will not be provided by Associates. Any Participant whose participation is purchased by an Agent (or his designee) will not receive any Additional Rent paid in respect of the year of purchase. The Agents do not project the payment of Additional Rent in 1998, and no projection has been made as to 1999.

Notwithstanding the provisions in Associates' Participating Agreements relating to the Participation Purchase Arrangement, no purchase of a participation will be effected without (i) prior written notice to a nonconsenting Participant that Participants owning at least 80% of the outstanding participations in the relevant group have consented to the Sale Program and (ii) affording such non-consenting Participant an opportunity for 10 days after the mailing of the notice to consent to the Sale Program.

Forms of Consent and Agreement which are signed and returned without a choice indicated as to any matter will be deemed to constitute a consent and agreement to such matter and will be binding on the Participant as if such Participant had actually indicated such choice. If the Consent and Agreement is returned undated, it will be deemed dated as of the date received by the Agents.

Participations are not traded on an established securities market, nor are they readily tradeable on a secondary market or the substantial equivalent thereof. Based on Associates' transfer records, participations are sold by holders from time to time in privately negotiated transactions, and in many instances Associates is unaware of the prices at which such transactions occur (other than certain intra-family transfers involving participations owned by members of W&M LLP or their families). Associates has been advised that the sale price for the few isolated transactions known to W&M LLP in the past two calendar years was at the rate of $12,500 for each original $10,000 participation.

There is no document which is incorporated herein by reference except the documents included with this Statement.


If you have any question or desire any additional information concerning the proposed Sale Program or this Statement, please communicate in writing with any partner in Wien & Malkin LLP, by mail at 60 East 42nd Street, New York, NY 10165-0015, by telephone at 212-687-8700, or by telecopier at 212-986-7679.

PLEASE SIGN, DATE AND IMMEDIATELY RETURN THE COLORED COPY OF THE
CONSENT AND AGREEMENT IN THE ENCLOSED ENVELOPE. ONCE GIVEN, THE CONSENT AND AGREEMENT MAY NOT BE REVOKED.


APPENDIX

CONSENT AND AGREEMENT


Solicited by Peter L. Malkin and Thomas N. Keltner, Jr. ("Agents"), on behalf of Navarre-500 Building Associates ("Associates")

A.	CONSENT TO SALE PROGRAM

As a participant in Associates, the undersigned hereby

                CONSENTS TO             __

                DISAPPROVES OF          __

                ABSTAINS FROM           __

authorizing the Agents and their respective successors, on behalf of Associates, as follows:

1.	To sell the Leasehold and all Associates' interest in the land and buildings located at 500 Seventh Avenue, 512 Seventh Avenue, and 228 West 38th Street in New York City (the "Property") to a third party by transfer of such real property or by transfer of direct or indirect interests in Associates at such price and on such terms as determined by the Agents; and

2.	To distribute the sale proceeds in accord with the distribution schedule computed by an independent expert and recommended by the Agents in the Statement described below.

B.	AGREEMENT TO WIEN & MALKIN LLP INCENTIVE COMPENSATION

As a Participant in Associates, the undersigned hereby

                AGREES                  __

                DOES NOT AGREE          __

                ABSTAINS FROM AGREEMENT __



with Wien & Malkin LLP that the undersigned shall pay to Wien & Malkin LLP, and Wien & Malkin LLP shall accept, the incentive compensation specified in the Statement described below. The Agents shall be authorized on behalf of the undersigned to pay any such agreed compensation from sale distributions.

		Each matter for which consent or agreement is being solicited is more fully described in the Statement Issued by the Agents in connection with the Solicitation of Consent and Agreement of the Participants in Navarre-500 Building Associates dated November __, 1998 (the "Statement") incorporated herein by reference, receipt of which is hereby acknowledged.

		Once given, this Consent and Agreement may not be revoked and is binding on the Participant and all successors and assigns. Any form of Consent and Agreement which is signed and returned without a choice indicated as to any matter will be deemed to constitute a consent and agreement as to such matter as if such Participant had actually indicated such choice. If the Consent and Agreement is returned undated, it will be deemed dated as of the date received by the Agents.


Dated:	                , 1998

			____________________________
                                (Signature)

[LETTERHEAD OF
  JACOBS EVALL& BLUMENFELD LLP
  CERTIFIED PUBLIC ACCOUNTANTS]





October 6, 1998


Navarre-500 Building Associates
New York, N.Y.

We have issued our reports dated January 31, 1998 accompanying the financial statements and schedule of Navarre-500 Building Associates appearing in the Annual Report of the Company on Form 10-K to the Securities and Exchange Commission for the year ended December 31, 1997.
We consent to the use of the aforementioned reports in the proxy statement of Navarre-500 Building Associates which is being filed pursuant to the rules under Regulation 14A of the Security Exchange Act of 1934 and included in Commission File Number: 0-2673. Our consent relates only to the financial statements and financial statement schedule, and we do not opine on the adequacy or completeness of the textual disclosures contained in the proxy material.


Jacobs Evall & Blumenfeld LLP
Certified Public Accountants

























	INDEPENDENT ACCOUNTANTS' REPORT



To the participants in Navarre-500 Building Associates
(a Partnership)
New York, N. Y.


We have audited the accompanying balance sheets of Navarre-500 Building Associates as of December 31, 1997 and 1996, and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1997, and the supporting financial statement schedule as contained in Item 14(a)(2) of this Form 10-K. These financial statements and schedule are the responsibility of the Company's management.
 Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Navarre-500 Building Associates as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles, and the related financial statement schedule, when considered in relation to the basic financial statements, presents fairly, in all material respects, the information set forth therein.




                                         Jacobs Evall & Blumenfeld LLP
                                         Certified Public Accountants

New York, N. Y.
January 31, 1998
                                     -16













                                                                  EXHIBIT A

                                NAVARRE-500 BUILDING ASSOCIATES

                                        BALANCE SHEETS


                                         A S S E T S




                                                            December 31,

                                                          1997        1996
Current Assets:

  Cash in distribution account held by
   Wien & Malkin LLP (Note 9)...................       $   53,333  $   53,333

          TOTAL CURRENT ASSETS...................          53,333      53,333


Real Estate (Note 2):
  Leasehold on property situated at
   500 and 512 Seventh Avenue, New York, NY......       3,200,000   3,200,000

    Less: Accumulated amortization...............       3,028,190   3,021,665

                                                          171,810     178,335


          TOTAL ASSETS..........................       $  225,143  $  231,668



                             LIABILITIES AND PARTNERS' CAPITAL



Current Liabilities...............................            -           -


Partners' Capital (Exhibit C)....................       $  225,143  $  231,668


          TOTAL LIABILITIES AND PARTNERS' CAPITAL.      $  225,143  $  231,668




	See accompanying notes to financial statements.

                                     -17




                                                                EXHIBIT B

                                NAVARRE-500 BUILDING ASSOCIATES

                                     STATEMENTS OF INCOME




                                                      Year ended December 31,
                                                 1997          1996         1995
Revenues:

Rent income, from a related party (Note 3).$2,081,782    $2,238,752   $2,008,204


Expenses:

Leasehold rent (Note 4)....................   487,500       487,500      487,500

  Supervisory services, to a related party
  (Note 5) ................................   121,828       137,525      114,470

  Amortization of leasehold (Note 2).......     6,525         6,525        6,525

                                              615,853       631,550      608,495

        NET INCOME, CARRIED TO
         PARTNERS' CAPITAL (NOTE 8)........$1,465,929    $1,607,202   $1,399,709


Earnings per $5,000 participation
 unit, based on 640 participation
 units outstanding during each year........$    2,291    $    2,511   $    2,187







	See accompanying notes to financial statements.

                                     -18




                                                               EXHIBIT C-1

                                NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1997



                                                           Peter L.     Stanley
                                                            Malkin      Katzman
                                               Total        Group        Group

Partners' capital, January 1, 1997........ $  231,668   $  115,834   $  115,834


Share of net income.......................  1,465,929      732,965      732,964

                                            1,697,597      848,799      848,798

Distributions.............................  1,472,454      736,227      736,227


    PARTNERS' CAPITAL, DECEMBER 31, 1997.. $  225,143   $  112,572   $  112,571















                  See accompanying notes to financial statements.


                                       -19




                                                                 EXHIBIT C-2

                                NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1996

                                                                       Stanley
                                                                       Katzman
                                                                        Group
                                                                      (formerly
                                                          Peter L.   C. Michael
                                                          Malkin      Spero
                                             Total        Group       Group)

Partners' capital, January 1, 1996........  $  238,193   $  119,097   $  119,096


Share of net income.......................   1,607,202      803,601      803,601

                                             1,845,395      922,698      922,697

Distributions.............................   1,613,727      806,864      806,863


    PARTNERS' CAPITAL, DECEMBER 31, 1996..  $  231,668   $  115,834   $  115,834










                 See accompanying notes to financial statements.

                                      -20




                                                                  EXHIBIT C-3

                                NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1995



                                                                     C. Michael
                                                                        Spero
                                                                        Group
                                                                    (formerly
                                                             Peter L.    Alvin
                                                             Malkin   Silverman
                                                Total        Group      Group)


Partners' capital, January 1, 1995........   $  244,718   $  122,359  $  122,359


Share of net income.......................    1,399,709      699,855     699,854

                                              1,644,427      822,214     822,213

Distributions.............................    1,406,234      703,117     703,117


    PARTNERS' CAPITAL, DECEMBER 31, 1995..   $  238,193   $  119,097  $  119,096







                   See accompanying notes to financial statements.

                                        -21




                                                                 EXHIBIT D

                                NAVARRE-500 BUILDING ASSOCIATES

                                   STATEMENTS OF CASH FLOWS



                                                  Year ended December 31,
                                              1997          1996         1995
Cash flows from operating activities:
  Net income............................ $ 1,465,929   $ 1,607,202  $ 1,399,709
  Adjustments to reconcile net income to
   cash provided by operating activities:
     Amortization of leasehold..........       6,525         6,525        6,525

	    Net cash provided by operating
           activities...................   1,472,454     1,613,727    1,406,234

Cash flows from financing activities:
  Cash distributions....................  (1,472,454)   (1,613,727)  (1,406,234)

          Net cash used in financing
           activities...................  (1,472,454)   (1,613,727)  (1,406,234)

          Net change in cash............         -            -            -

Cash, beginning of year.................      53,333        53,333       53,333

          CASH, END OF YEAR............. $    53,333   $    53,333  $    53,333









See accompanying notes to financial statements.

                                           -22

                        NAVARRE-500 BUILDING ASSOCIATES

                         NOTES TO FINANCIAL STATEMENTS

1.  Business Activity

    Navarre-500 Building Associates ("Associates") is a general partnership which holds the tenant's position in the master leasehold of property situated at 500 and 512 Seventh Avenue, New York, New York. Associates' building is located in the heart of New York City's "Garment District" and its tenants are almost exclusively in the garment business. Associates subleases the property to 500-512 Seventh Avenue Associates.

2.  Summary of Significant Accounting Policies

    Real Estate and Amortization of Leasehold:

    Real estate, consisting of leasehold, is stated at cost. In 1978, Associates exercised its first renewal option on the lease. Amortization of the leasehold was being computed by the straight-line method over the estimated useful life of 25 years, 4 months, from January 1, 1978 to May 1, 2003. The second renewal option for a period of 21 years through May 1, 2024, was exercised in October 1995 (see Note 4) and the estimated life of the leasehold was revised as of January 1, 1995 to 29 years and 4 months until May 1, 2024. The effect of this change was to increase net income in 1995 by $16,441, or $26 per $5,000 participation unit based on 640 participation units outstanding during the year.

    Use of Estimates:

    In preparing financial statements in conformity with generally accepted accounting principles, management often makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  Related Party Transactions - Rent Income

    Rent income for the years ended December 31, 1997, 1996 and 1995 represents the annual basic rent of $1,167,500, under an operating sublease, as modified, with 500-512 Seventh Avenue Associates (the "Sublessee"), plus payments of additional rent. Additional rent is payable in an amount equal to 50% of the Sublessee's defined net income from operations for lease years ending June 30th.

    For the years ended December 31, 1997, 1996 and 1995, additional rent of $914,282, $1,071,252 and $840,704 was earned for the lease years ended June 30, 1997, 1996 and 1995, respectively.

    No additional rent is accrued by Associates for the period between the end of the Sublessee's lease year ending June 30th and the end of Associates' fiscal year ending December 31st.



                                    -23



                       NAVARRE-500 BUILDING ASSOCIATES

                        NOTES TO FINANCIAL STATEMENTS
                                 (continued)



3.  Related Party Transactions - Rent Income (continued)

    In 1995, the Sublessee exercised its renewal option for the second renewal term commencing May 1, 2003 and ending April 30, 2024. Renewal privileges for one additional term of 21 years may extend the sublease to April 30, 2045 at an annual basic rent of $1,167,500 during the renewal period.

    A partner in Associates is also a partner in the Sublessee.


4.  Leasehold Rent

    Leasehold rent paid during the years ended December 31, 1997, 1996 and 1995 consists of the annual net rent of $487,500 under an operating leasehold, as modified, with GSL Enterprises, Inc. In 1995, Associates exercised its option to renew the lease for the second renewal period from May 2, 2003 to May 1, 2024. A renewal option is available for one additional term of 21 years extending the leasehold to May 1, 2045; during the renewal periods the rent payable remains at $487,500 per year.


5.  Related Party Transactions - Supervisory Services

    Supervisory services (including disbursements and cost of regular accounting services) during the years ended December 31, 1997, 1996 and 1995, totaling $121,828, $137,525 and $114,470, respectively, were paid to the firm of Wien & Malkin LLP. Some members in that firm are partners in Associates.
    Fees for supervisory services are paid pursuant to an agreement, which amount is based on a rate of return of investment achieved by the participants of Associates each year.


6.  Number of Participants

    There were approximately 600 participants in the two participating groups at December 31, 1997, 1996 and 1995.

7.  Determination of Distributions to Participants

    Distributions to participants during each year represent the excess of rent income received over the cash expenses.


                                       -24





                          NAVARRE-500 BUILDING ASSOCIATES

                           NOTES TO FINANCIAL STATEMENTS
                                     (continued)



8.  Distributions and Amount of Income per $5,000 Participation Unit

    Distributions per $5,000 participation unit during the years 1997, 1996 and 1995, based on 640 participation units outstanding during each year, consisted of the following:

                                            Year ended December 31,

                                             1997     1996     1995

      Income..........................      $2,291   $2,511   $2,187
      Return of capital...............          10       10       10

          TOTAL DISTRIBUTIONS.........      $2,301   $2,521   $2,197


    Net income is computed without regard to income tax expense since Associates does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.



9.  Concentration of Credit Risk

    Associates maintains cash balances in a bank, and in a distribution account held by Wien & Malkin LLP which is not insured. The funds held in the distribution account were paid to the participants on January 1, 1998.

                                      -25



                       NAVARRE-500 BUILDING ASSOCIATES

                              OMITTED SCHEDULES




	The following schedules have been omitted as not applicable in the present instance:




	SCHEDULE I  -  Condensed financial information of registrant.

	SCHEDULE II -  Valuation and qualifying accounts.

        SCHEDULE IV -  Mortgage loans on real estate.



































                                     -26



                                                           SCHEDULE III
                          NAVARRE-500 BUILDING ASSOCIATES

                   Real Estate and Accumulated Depreciation
                                December 31, 1997

Column

  A     Description           Leasehold on property situated at
                              500 and 512 Seventh Avenue,
                              New York, New York.

  B     Encumbrances...........................................      None


  C     Initial cost to company
          Leasehold............................................   $3,200,000

  D     Costs capitalized subsequent to acquisition............      None


  E     Gross amount at which carried at
           close of period
           Leasehold...........................................   $3,200,000(a)


  F     Accumulated amortization...............................   $3,028,190(b)


  G     Date of construction                                    1921

  H     Date acquired                                   July 1, 1958

  I     Life on which leasehold amortization in
             latest income statements is computed      29 years, 4 months


         (a) There have been no changes in the carrying values of real estate for the years ended December 31, 1997, December 31, 1996 and December 31, 1995. The costs for federal income tax purposes are the same as for financial statement purposes.

         (b) Accumulated amortization
               Balance at January 1, 1995                          $3,008,615
                    Amortization:
                        F/Y/E 12/31/95                   $6,525
                              12/31/96                    6,525
                              12/31/97                    6,525        19,575

               Balance at December 31, 1997                        $3,028,190




                                        -27-

Item 6.

                                 NAVARRE-500 BUILDING ASSOCIATES

                                     SELECTED FINANCIAL DATA

                                                Year ended December 31,
                                    1997        1996        1995        1994        1993

Basic rent income.. $1,167,500  $1,167,500  $1,167,500  $1,167,500  $1,167,500
Additional rent
income............     914,282   1,071,252     840,704     503,579   1,758,397

   Total revenue..  $2,081,782  $2,238,752  $2,008,204  $1,671,079  $2,925,897


Net income........  $1,465,929  $1,607,202  $1,399,709  $1,079,855  $2,209,190


Earnings per $5,000 participation
 unit, based on 640 participation
 units outstanding during the
 year.............  $    2,291  $    2,511  $    2,187  $    1,687  $    3,452


Total assets......  $  225,143  $  231,668  $  238,193  $  244,718  $  267,684


Long-term obligations.. None        None        None        None        None


Distributions per $5,000
 participation unit, based on
 640 participation units
 outstanding during the year:
  Income........  $    2,291  $    2,511  $    2,187  $    1,687  $    3,452
  Return of capital       10          10          10          36          36

   Total
   distributions..$    2,301  $    2,521  $    2,197  $    1,723  $    3,488



EXHIBIT A

                                NAVARRE-500 BUILDING ASSOCIATES

                                        BALANCE SHEETS


                                         A S S E T S



                                                               December 31,

                                                            1996        1995
Current Assets:

  Cash in distribution account held by
   Wien, Malkin & Bettex LLP (Note 9)............      $   53,333  $   53,333

          TOTAL CURRENT ASSETS...................          53,333      53,333


Real Estate (Note 2):
  Leasehold on property situated at
   500 and 512 Seventh Avenue, New York, NY......       3,200,000   3,200,000

    Less: Accumulated amortization...............       3,021,665   3,015,140

                                                          178,335     184,860


          TOTAL ASSETS...........................      $  231,668  $  238,193



                             LIABILITIES AND PARTNERS' CAPITAL



Current Liabilities..............................            -           -


Partners' Capital (Exhibit C)....................      $  231,668  $  238,193


          TOTAL LIABILITIES AND PARTNERS' CAPITAL..    $  231,668  $  238,193








               See accompanying notes to financial statements.

EXHIBIT B

                                NAVARRE-500 BUILDING ASSOCIATES

                                     STATEMENTS OF INCOME



                                            Year ended December 31,
                                       1996          1995         1994
Revenues:

  Rent income, from a
  related party (Note 3)........   $2,238,752    $2,008,204   $1,671,079


Expenses:

  Leasehold rent (Note 4).......      487,500       487,500      487,500

  Supervisory services,
  to a related party (Note 5).        137,525       114,470       80,758

  Amortization of leasehold
  (Note 2)......................        6,525         6,525       22,966

                                      631,550       608,495      591,224

  NET INCOME, CARRIED TO
  PARTNERS' CAPITAL (NOTE 8)....   $1,607,202    $1,399,709   $1,079,855


Earnings per $5,000 participation
 unit, based on 640 participation
 units outstanding during
 each year.                        $    2,511    $    2,187   $    1,687



















               See accompanying notes to financial statements.

EXHIBIT C-1

                                NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1996

                                                                        Stanley
                                                                       Katzman
                                                                         Group
                                                                      (formerly
                                                           Peter L.   C. Michael
                                                           Malkin      Spero
                                               Total        Group       Group)

Partners' capital, January 1, 1996.......   $  238,193   $  119,097   $  119,096


Share of net income......................    1,607,202      803,601      803,601

                                             1,845,395      922,698      922,697

Distributions............................    1,613,727      806,864      806,863


   PARTNERS' CAPITAL, DECEMBER 31, 1996..   $  231,668   $  115,834   $  115,834




























               See accompanying notes to financial statements.

EXHIBIT C-3
                               NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1994



                                                            Peter L.      Alvin
                                                            Malkin     Silverman
                                              Total        Group        Group

Partners' capital, January 1, 1994......   $  267,684   $  133,842   $  133,842


Share of net income.....................    1,079,855      539,928      539,927

                                            1,347,539      673,770      673,769

Distributions...........................    1,102,821      551,411      551,410


   PARTNERS' CAPITAL, DECEMBER 31, 1994... $  244,718   $  122,359   $  122,359






























               See accompanying notes to financial statements.

EXHIBIT C-2

                                NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1995

                                                          C. Michael
                                                         Spero Group
                                                          (formerly
                                                Peter L.    Alvin
                                                Malkin   Silverman
                                                Total        Group      Group)


Partners' capital, January 1, 1995......   $  244,718   $  122,359  $  122,359


Share of net income.....................    1,399,709      699,855     699,854

                                            1,644,427      822,214     822,213

Distributions...........................    1,406,234      703,117     703,117


  PARTNERS' CAPITAL, DECEMBER 31, 1995.... $  238,193   $  119,097  $  119,096



























               See accompanying notes to financial statements.

EXHIBIT D
                               NAVARRE-500 BUILDING ASSOCIATES

                                   STATEMENTS OF CASH FLOWS


                                                 Year ended December 31,
                                            1996          1995         1994
Cash flows from operating activities:
  Net income........................... $ 1,607,202   $ 1,399,709  $ 1,079,855
  Adjustments to reconcile net income to
   cash provided by operating activities:
     Amortization of leasehold.........       6,525         6,525       22,966

         Net cash provided by operating
           activities..................   1,613,727     1,406,234    1,102,821

Cash flows from financing activities:
  Cash distributions...................  (1,613,727)   (1,406,234)  (1,102,821)

          Net cash used in financing
           activities..................  (1,613,727)   (1,406,234)  (1,102,821)

          Net change in cash...........         -            -            -

Cash, beginning of year................      53,333        53,333       53,333

          CASH, END OF YEAR............ $    53,333   $    53,333  $    53,333

























               See accompanying notes to financial statements.

                             NAVARRE-500 BUILDING ASSOCIATES

                              NOTES TO FINANCIAL STATEMENTS


1.  Business Activity

    Navarre-500 Building Associates ("Associates") is a general partnership which holds the tenant's position in the master leasehold of property situated at 500 and 512 Seventh Avenue, New York, New York. Associates' building is located in the heart of New York City's "Garment District" and its tenants are almost exclusively in the garment business. Associates subleases the property to 500-512 Seventh Avenue Associates.



2.  Summary of Significant Accounting Policies

     Real Estate and Amortization of Leasehold:

     Real estate, consisting of leasehold, is stated at cost. In 1978, Associates exercised its first renewal option on the lease. Amortization of the leasehold was being computed by the straight-line method over the estimated useful life of 25 years, 4 months, from January 1, 1978 to May 1, 2003. The second renewal option for a period of 21 years through May 1, 2024, was exercised in October 1995 (see
     Note 4) and the estimated life of the leasehold was revised as of January 1, 1995 to 29 years and 4 months until May 1, 2024. The effect of this change was to increase net income in 1995 by $16,441, or $26 per $5,000 participation unit based on 640 participation units outstanding during the year.

     Use of Estimates:

     In preparing financial statements in conformity with generally accepted accounting principles, management often makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.  Related Party Transactions - Rent Income

    Rent income for the years ended December 31, 1996, 1995 and 1994 represents the annual basic rent of $1,167,500, under an operating sublease, as modified, with 500-512 Seventh Avenue Associates (the "Sublessee"), plus payments of additional rent. Additional rent is payable in an amount equal to 50% of the Sublessee's defined net income from operations for lease years ending June 30th.

    For the years ended December 31, 1996, 1995 and 1994, additional rent of $1,071,252, $840,704 and $503,579 was earned for the lease years ended June 30, 1996, 1995 and 1994, respectively.

    No additional rent is accrued by Associates for the period between the end of the Sublessee's lease year ending June 30th and the end of Associates' fiscal year ending December 31st.

                             NAVARRE-500 BUILDING ASSOCIATES

                              NOTES TO FINANCIAL STATEMENTS
                                       (continued)




3.  Related Party Transactions - Rent Income (continued)

    In 1995, the Sublessee exercised its renewal option for the second renewal term commencing May 1, 2003 and ending April 30, 2024. Renewal privileges for one additional term of 21 years may extend the sublease to April 30, 2045 at an annual basic rent of $1,167,500 during the renewal period.

    A partner in Associates is also a partner in the Sublessee.



4.  Leasehold Rent

    Leasehold rent paid during the years ended December 31, 1996, 1995 and 1994 consists of the annual net rent of $487,500 under an operating leasehold, as modified, with GSL Enterprises, Inc. In 1995, Associates exercised its option to renew the lease for the second renewal period from May 2, 2003 to May 1, 2024. A renewal option is available for one additional term of 21 years extending the leasehold to May 1, 2045; during the renewal periods the rent payable remains at $487,500 per year.



5.  Related Party Transactions - Supervisory Services

    Supervisory services (including disbursements and cost of regular accounting services) during the years ended December 31, 1996, 1995 and 1994, totaling $137,525, $114,470 and $80,758, respectively, were paid to the firm of Wien, Malkin & Bettex LLP. Some members in that firm are partners in Associates. Fees for supervisory services are paid pursuant to an agreement, which amount is based on a rate of return of investment achieved by the participants of Associates each year.



6.  Number of Participants

    There were approximately 600 participants in the two participating groups at December 31, 1996, 1995 and 1994.



7.  Determination of Distributions to Participants

    Distributions to participants during each year represent the excess of rent income received over the cash expenses.

                             NAVARRE-500 BUILDING ASSOCIATES

                              NOTES TO FINANCIAL STATEMENTS
                                       (continued)



8.  Distributions and Amount of Income per $5,000 Participation Unit

    Distributions per $5,000 participation unit during the years 1996, 1995 and 1994, based on 640 participation units outstanding during each year, consisted of the following:
                                                   Year ended December 31,

                                                   1996     1995     1994

            Income..........................      $2,511   $2,187   $1,687
            Return of capital...............          10       10       36

                TOTAL DISTRIBUTIONS.........      $2,521   $2,197   $1,723


    Net income is computed without regard to income tax expense since Associates does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.



9.  Concentration of Credit Risk

    Associates maintains cash balances in a bank, and in a distribution account held by Wien, Malkin & Bettex LLP which is not insured. The funds held in the distribution account were paid to the participants on January 1, 1997.

                        NAVARRE-500 BUILDING ASSOCIATES

                                OMITTED SCHEDULES




    The following schedules have been omitted as not applicable in the present instance:




    SCHEDULE I  -  Condensed financial information of registrant.

    SCHEDULE II -  Valuation and qualifying accounts.

    SCHEDULE IV -  Mortgage loans on real estate.

SCHEDULE III

                                 NAVARRE-500 BUILDING ASSOCIATES

                            Real Estate and Accumulated Depreciation
                                       December 31, 1996

Column
  A       Description           Leasehold on property situated at
                                   500 and 512 Seventh Avenue,
                                   New York, New York.

  B       Encumbrances........................................      None


  C       Initial cost to company
            Leasehold.........................................   $3,200,000

  D       Costs capitalized subsequent to acquisition.........      None


  E       Gross amount at which carried at
           close of period
             Leasehold........................................   $3,200,000(a)


  F       Accumulated amortization............................   $3,021,665(b)


  G       Date of construction                                    1921

  H       Date acquired                                   July 1, 1958

  I       Life on which leasehold amortization in
           latest income statements is computed      29 years, 4 months


     (a)  There have been no changes in the carrying values of real estate for the years ended December 31, 1996, December 31, 1995 and December 31, 1994.  The costs for federal income tax purposes are the same as for financial statement purposes.

      (b) Accumulated amortization
            Balance at January 1, 1994                          $2,985,649
              Amortization:
               F/Y/E 12/31/94                  $22,966
                     12/31/95                    6,525
                     12/31/96                    6,525             36,016

            Balance at December 31, 1996                        $3,021,665


Item 6.


                                 NAVARRE-500 BUILDING ASSOCIATES

                                     SELECTED FINANCIAL DATA

                                                     Year ended December 31,
                                       1996        1995        1994        1993        1992

Basic rent income.................  $1,167,500  $1,167,500  $1,167,500  $1,167,500  $1,167,500
Additional rent income............   1,071,252     840,704     503,579   1,758,397   3,136,313

   Total revenue..................  $2,238,752  $2,008,204  $1,671,079  $2,925,897  $4,303,813


Net income........................  $1,607,202  $1,399,709  $1,079,855  $2,209,190  $3,449,316


Earnings per $5,000 participation
 unit, based on 640 participation
 units outstanding during the
 year.............................  $    2,511  $    2,187  $    1,687  $    3,452  $    5,389


Total assets......................  $  231,668  $  238,193  $  244,718  $  267,684  $  290,651


Long-term obligations.............     None        None        None        None        None


Distributions per $5,000
 participation unit, based on
 640 participation units
 outstanding during the year:
  Income..........................  $    2,511  $    2,187  $    1,687  $    3,452  $    5,389
  Return of capital...............          10          10          36          36          36

   Total distributions............  $    2,521  $    2,197  $    1,723  $    3,488  $    5,425










                                         -5-

EXHIBIT A

                                NAVARRE-500 BUILDING ASSOCIATES

                                        BALANCE SHEETS


                                         A S S E T S


                                                                        December 31,

                                                                      1995        1994
Current Assets:

  Cash in distribution account held by
   Wien, Malkin & Bettex (Note 9)............................      $   53,333  $   53,333

          TOTAL CURRENT ASSETS...............................          53,333      53,333


Real Estate (Note 2):
  Leasehold on property situated at
   500 and 512 Seventh Avenue, New York, NY..................       3,200,000   3,200,000

    Less: Accumulated amortization...........................       3,015,140   3,008,615

                                                                      184,860     191,385


          TOTAL ASSETS.......................................      $  238,193  $  244,718



                             LIABILITIES AND PARTNERS' CAPITAL



Current Liabilities..........................................            -           -


Partners' Capital (Exhibit C)................................      $  238,193  $  244,718


          TOTAL LIABILITIES AND PARTNERS' CAPITAL............      $  238,193  $  244,718








               See accompanying notes to financial statements.

  EXHIBIT B

                                NAVARRE-500 BUILDING ASSOCIATES

                                     STATEMENTS OF INCOME

                                                               Year ended December 31,
                                                          1995          1994         1993
Revenues:

  Rent income, from a related party (Note 3)........   $2,008,204    $1,671,079   $2,925,897


Expenses:

  Leasehold rent (Note 4)...........................      487,500       487,500      487,500

  Supervisory services, to a related party (Note 5).      114,470        80,758      206,240

  Amortization of leasehold (Note 2)................        6,525        22,966       22,967

                                                          608,495       591,224      716,707

          NET INCOME, CARRIED TO
           PARTNERS' CAPITAL (NOTE 8)...............   $1,399,709    $1,079,855   $2,209,190


Earnings per $5,000 participation
 unit, based on 640 participation
 units outstanding during each year.................   $    2,187    $    1,687   $    3,452























               See accompanying notes to financial statements.

  EXHIBIT C-1

                                NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1995


                                                                                C. Michael
                                                                                  Spero
                                                                                  Group
                                                                                (formerly
                                                                     Peter L.    Alvin
                                                                      Malkin    Silverman
                                                          Total       Group       Group)


Partners' capital, January 1, 1995..................   $  244,718   $  122,359  $  122,359


Share of net income.................................    1,399,709      699,855     699,854

                                                        1,644,427      822,214     822,213

Distributions.......................................    1,406,234      703,117     703,117


          PARTNERS' CAPITAL, DECEMBER 31, 1995......   $  238,193   $  119,097  $  119,096


























               See accompanying notes to financial statements.

   EXHIBIT C-2

                                NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1994





                                                                       Peter L.      Alvin
                                                                        Malkin     Silverman
                                                           Total        Group        Group

Partners' capital, January 1, 1994...................   $  267,684   $  133,842   $  133,842


Share of net income..................................    1,079,855      539,928      539,927

                                                         1,347,539      673,770      673,769

Distributions........................................    1,102,821      551,411      551,410


         PARTNERS' CAPITAL, DECEMBER 31, 1994........   $  244,718   $  122,359   $  122,359




























               See accompanying notes to financial statements.

  EXHIBIT C-3

                                NAVARRE-500 BUILDING ASSOCIATES

                                STATEMENT OF PARTNERS' CAPITAL
                                 YEAR ENDED DECEMBER 31, 1993



                                                                     Peter L.      Alvin
                                                                      Malkin     Silverman
                                                          Total       Group        Group

Partners' capital, January 1, 1993..................   $  290,651   $  145,325   $  145,326


Share of net income.................................    2,209,190    1,104,595    1,104,595

                                                        2,499,841    1,249,920    1,249,921

Distributions.......................................    2,232,157    1,116,078    1,116,079


          PARTNERS' CAPITAL, DECEMBER 31, 1993......   $  267,684   $  133,842   $  133,842





























               See accompanying notes to financial statements.

    EXHIBIT D

                                NAVARRE-500 BUILDING ASSOCIATES

                                   STATEMENTS OF CASH FLOWS



                                                              Year ended December 31,
                                                          1995        1994          1993
Cash flows from operating activities:
  Net income........................................  $ 1,399,709  $ 1,079,855  $ 2,209,190
  Adjustments to reconcile net income to
   cash provided by operating activities:
     Amortization of leasehold......................        6,525       22,966       22,967

         Net cash provided by operating
           activities...............................    1,406,234    1,102,821    2,232,157

Cash flows from financing activities:
  Cash distributions................................   (1,406,234)  (1,102,821)  (2,232,157)

          Net cash used in financing
           activities...............................   (1,406,234)  (1,102,821)  (2,232,157)

          Net change in cash........................         -            -        -

Cash, beginning of year.............................       53,333       53,333       53,333

          CASH, END OF YEAR.........................  $    53,333  $    53,333  $    53,333























               See accompanying notes to financial statements.

                             NAVARRE-500 BUILDING ASSOCIATES
                              NOTES TO FINANCIAL STATEMENTS



1.  Business Activity

    Navarre-500 Building Associates ("Associates") is a general partnership which holds the tenant's position in the master leasehold of property situated at 500 and 512 Seventh Avenue, New York, New York. Associates' building is located in the heart of New York City's "Garment District" and its tenants are almost exclusively in the garment business. Associates subleases the property to 500-512 Seventh Avenue Associates.



2.  Summary of Significant Accounting Policies

          Real Estate and Amortization of Leasehold:

          Real estate, consisting of leasehold, is stated at cost. In 1978, Associates exercised its first renewal option on the lease. Amortization of the leasehold was being computed by the straight-line method over the estimated useful life of 25 years, 4 months, from January 1, 1978 to May 1, 2003. The second renewal option for a period of 21 years through May 1, 2024, was exercised in October 1995 (see Note 4) and the estimated life of the leasehold was revised as of January 1, 1995 to 29 years and 4 months until May 1, 2024. The effect of this change was to increase net income in 1995 by $16,441, or $26 per $5,000 participation unit based on 640 participation units outstanding during the year.

          Use of Estimates:

          In preparing financial statements in conformity with generally accepted accounting principles, management often makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.  Related Party Transactions - Rent Income

    Rent income for the years ended December 31, 1995, 1994 and 1993 represents the annual basic rent of $1,167,500, under an operating sublease, as modified, with 500-512 Seventh Avenue Associates (the "Sublessee"), plus payments of additional rent. Additional rent is payable in an amount equal to 50% of the sublessee's defined net income from operations for lease years ending June 30th.

    For the years ended December 31, 1995, 1994 and 1993, additional rent of $840,704, $503,579 and $1,758,397 was earned for the lease years ended June 30, 1995, 1994 and 1993, respectively.

    No additional rent is accrued by Associates for the period between the end of the sublessee's lease year ending June 30th and the end of Associates' fiscal year ending December 31st.
                                   -22-

                             NAVARRE-500 BUILDING ASSOCIATES
                              NOTES TO FINANCIAL STATEMENTS
                                       (continued)




3.  Related Party Transactions - Rent Income (continued)

    In 1995, the Sublessee exercised its renewal option for the second renewal term commencing May 1, 2003 and ending April 30, 2024. Renewal privileges for one additional term of 21 years may extend the sublease to April 30, 2045 at an annual basic rent of $1,167,500 during the renewal period.

    A partner in Associates is also a partner in the Sublessee.



4.  Leasehold Rent

    Leasehold rent paid during the years ended December 31, 1995, 1994 and 1993 consists of the annual net rent of $487,500 under an operating leasehold, as modified, with GSL Enterprises, Inc. In 1995, Associates exercised its option to renew the lease for the second renewal period from May 2, 2003 to May 1, 2024. A renewal option is available for one additional term of 21 years extending the leasehold to May 1, 2045; during renewal period the rent payable remains at $487,500 per year.



5.  Related Party Transactions - Supervisory Services

    Supervisory services (including disbursements and cost of regular accounting services) during the years ended December 31, 1995, 1994 and 1993, totaling $114,470, $80,758 and $206,240, respectively, were paid to the firm of Wien, Malkin & Bettex. Some partners in that firm are also partners in Associates. Fees for supervisory services are paid pursuant to an agreement, which amount is based on a rate of return of investment achieved by the participants of Associates each year.



6.  Number of Participants

    There were approximately 590 participants in the various joint ventures at
    December 31, 1995, 1994 and 1993.



7.  Determination of Distributions to Participants

    Distributions to participants during each year represent the excess of rent income received over the cash expenses.

                             NAVARRE-500 BUILDING ASSOCIATES
                              NOTES TO FINANCIAL STATEMENTS
                                       (continued)



8.  Distributions and Amount of Income per $5,000 Participation Unit

    Distributions per $5,000 participation unit during the years 1995, 1994 and 1993, based on 640 participation units outstanding during each year, consisted of the following:
                                                   Year ended December 31,

                                                   1995     1994     1993

            Income..........................      $2,187   $1,687   $3,452
            Return of capital...............          10       36       36

                TOTAL DISTRIBUTIONS.........      $2,197   $1,723   $3,488


    Net income is computed without regard to income tax expense since Associates does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.



9.  Concentration of Credit Risk

    Associates maintains cash balances in a bank, and in a distribution account held by Wien, Malkin & Bettex which is not insured. The funds held in the distribution account were paid to the participants on January 1, 1996.

                         NAVARRE-500 BUILDING ASSOCIATES
                                OMITTED SCHEDULES




    The following schedules have been omitted as not applicable in the present instance:




    SCHEDULE I  -  Condensed financial information of registrant.

    SCHEDULE II -  Valuation and qualifying accounts.

    SCHEDULE IV -  Mortgage loans on real estate.

SCHEDULE III
                                 NAVARRE-500 BUILDING ASSOCIATES

                            Real Estate and Accumulated Depreciation
                                       December 31, 1995

Column
  A       Description           Leasehold on property situated at
                                   500 and 512 Seventh Avenue,
                                   New York, New York.

  B       Encumbrances..................................................      None


  C       Initial cost to company
            Leasehold...................................................   $3,200,000

  D       Costs capitalized subsequent to acquisition...................      None


  E       Gross amount at which carried at
           close of period
             Leasehold..................................................   $3,200,000(a)


  F       Accumulated amortization......................................   $3,015,140(b)


  G       Date of construction                                    1921

  H       Date acquired                                   July 1, 1958

  I       Life on which leasehold amortization in
           latest income statements is computed      29 years, 4 months

     (a) There have been no changes in the carrying values of real estate for the years ended December 31, 1995, December 31, 1994 and December 31, 1993. The costs for federal income tax purposes are the same as for financial statement purposes.

      (b) Accumulated amortization
            Balance at January 1, 1993                          $2,962,682
              Amortization:
               F/Y/E 12/31/93                  $22,967
                     12/31/94                   22,966
                     12/31/95                    6,525             52,458

            Balance at December 31, 1995                        $3,015,140

Item 6.

                                 NAVARRE-500 BUILDING ASSOCIATES

                                     SELECTED FINANCIAL DATA

                                                     Year ended December 31,
                                       1995        1994        1993        1992        1991
Basic rent income.................  $1,167,500  $1,167,500  $1,167,500  $1,167,500  $1,167,500
Additional rent income............     840,704     503,579   1,758,397   3,136,313   4,406,431

   Total revenue..................  $2,008,204  $1,671,079  $2,925,897  $4,303,813  $5,573,931


Net income........................  $1,399,709  $1,079,855  $2,209,190  $3,449,316  $4,592,421


Earnings per $5,000 participation
 unit, based on 640 participation
 units outstanding during the
 year.............................  $    2,187  $    1,687  $    3,452  $    5,389  $    7,176


Total assets......................  $  238,193  $  244,718  $  267,684  $  290,651  $  313,617


Long-term obligations.............     None        None        None        None        None


Distributions per $5,000
 participation unit, based on
 640 participation units
 outstanding during the year:
  Income..........................  $    2,187  $    1,687  $    3,452  $    5,389  $    7,176
  Return of capital...............          10          36          36          36          36

   Total distributions............  $    2,197  $    1,723  $    3,488  $    5,425  $    7,212
















                                       -6-

                                                                 2.




                          PART I.  FINANCIAL INFORMATION


            Item 1.  Financial Statements.

                                        Navarre-500 Building Associates
                                         Condensed Statement of Income
                                                  (Unaudited)

                                  For the Three Months    For the Six Months
                                     Ended June 30,         Ended June 30,
                                    1998        1997         1998       1997

  Income:

    Rent income, from a related
      party (Note B)              $  291,875 $  291,875  $  583,750  $  583,750
    Additional rent, from
      a related party (Note B)           -0-    914,281         -0-     914,281
                                  ----------  ---------  ----------  ----------
        Total income                 291,875  1,206,156     583,750   1,498,031
                                  ----------  ---------  ----------  ----------
  Expenses:

    Leasehold rent (Note B)          121,875    121,875     243,750     243,750
    Supervisory services, to a
      related party (Note C)          10,000     91,828      20,000     101,828
    Amortization of leasehold          1,631      1,631       3,262       3,262
                                  ----------  ---------  ----------  ----------
        Total expenses               133,506    215,334     267,012     348,840
                                  ----------  ---------  ----------  ----------
  Net income                         158,369   $990,822     316,738  $1,149,191
                                  ==========  =========  ==========  ==========
  Earnings per $5,000 partici-
    pation unit, based on 640
    participation units out-
    standing during the year       $  247.45  $1,548.16    $494.90   $ 1,795.61
                                  ==========  =========  ==========  ==========

    Distributions per $5,000
      participation consisted
      of the following:

  Income                             $247.45    $250.00    $ 494.90      500.00
  Return of capital                     2.55        -0-        5.10         -0-
                                    --------   --------  ----------    --------
  Total Distributions                 250.00     250.00      500.00      500.00
                                  ==========  =========  ==========  ==========

        At June 30, 1998 and 1997, there were $3,200,000 of participations outstanding.

                                                                            3.



                         Navarre-500 Building Associates
                          Condensed Statement of Income
                                    (Unaudited)

 Assets                                       June 30, 1998  December 31, 1997
 Current assets
   Cash                                          $  135,625        $   53,333
   Additional rent due from
     Sublessee, a related party (Note B)                -0-                -0-
                                                 ----------         ----------
       Total current assets                         135,625             53,333
 Real Estate
   Leasehold on property situated
     at 500 and 512 Seventh Avenue
     New York, New York                           3,200,000          3,200,000
     Less, allowance for
       amortization                               3,031,452          3,028,190
                                                 ----------         ----------
                                                    168,548            171,810
                                                 ----------         ----------
     Total assets                                   304,173         $  225,143
                                                 ==========         ==========
 Liabilities and Capital
 Current liabilities
   Accrued expense (Note B)                                         $      -0-
   Deferred credit:
     Portion of rent income
       collected in advance for the
       month of December, 1997                       82,292                -0-
                                                 ----------         ----------
   Total current liabilities                         82,292                -0-
                                                 ----------         ----------
 Capital
   Capital January 1,                               225,143            231,668
   Add, Net income:
     January 1, 1998 through June 30, 1998          316,738                -0-
     January 1, 1997 through December 31, 1997          -0-          1,465,929
                                                 ----------         ----------
                                                    541,881          1,697,597
   Less, Distributions:
     Monthly distributions,
       January 1, 1998 through June 30, 1998        320,000                -0-
       January 1, 1997 through December 31, 1997        -0-            640,000
     Distribution on August 29, 1997
       of Additional Rent for the
       lease year ended June 30, 1997                   -0-            832,454
                                                 ----------         ----------
       Total distributions                          320,000          1,472,454
                                                 ----------         ----------
 Capital:
   June 30, 1998                                    221,881                -0-
   December 31, 1997                                    -0-            225,143
                                                 ----------         ----------
     Total liabilities and capital:
       June 30, 1998                                304,173
       December 31, 1997                         ==========         $  225,143
                                                                    ==========

                                                                            4.




                         Navarre-500 Building Associates
                        Condensed Statement of Cash Flows
                                  (Unaudited)




                                            January 1, 1998    January 1, 1997
                                                through            through
                                              June 30, 1998      June 30, 1997

     Cash flows from operating activities:
       Net income                                   316,738        $1,149,191
       Adjustments to reconcile net income
          to cash provided by operating
          activities:
          Amortization of leasehold                   3,262             3,262
          Change in Additional
            Rent due from Sublessee                    (-0-)         (864,281)
          Change in deferred credit                  82,292            82,292
          Change in accrued
            supervisory services                        -0-            31,828
                                                 -----------       -----------
          Net cash provided by operating
            activities                              402,292           402,292
                                                 -----------       -----------
     Cash flows from financing activities:
       Cash distributions                          (320,000)         (320,000)
                                                 -----------       -----------
          Net cash used in financing
            activities                             (320,000)         (320,000)
                                                 -----------       -----------
          Change in cash during quarter              82,292            82,292

     Cash, beginning of period                       53,333            53,333
                                                 -----------       -----------
       Cash, end of period                       $  135,625        $  135,625
                                                 ===========       ===========

         Navarre-500 Building Associates                                    5.
         June 30, 1998


         Notes to Condensed Financial Statements (unaudited)

         Note A Basis of Presentation

                       The accompanying unaudited condensed financial
            statements have been prepared in accordance with the instructions to Form 10-Q and therefore do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and statement of cash flows in conformity with generally accepted accounting principles. The accompanying unaudited condensed financial statements include all adjustments (consisting only of normal recurring accruals) which are, in the opinion of the partners in Registrant, necessary for a fair statement of the results for such interim periods. The partners in Registrant believe that the accompanying unaudited condensed financial state-ments and the notes thereto fairly disclose the financial condition and results of Registrant's operations for the periods indicated and are adequate to make the information presented therein not misleading.

            Note B Interim Period Reporting

                       The results for the interim period are not
            necessarily indicative of the results to be expected for a full year.

                       Registrant was organized on March 21, 1958.
            Registrant owns the tenant's interest in the master operating leasehold (the "Master Lease") of the buildings located at 500 and 512 Seventh Avenue and 228 West 38th Street, New York, New York (the "Property"). Registrant's partners are Peter L. Malkin and Thomas N. Keltner, Jr. (the "Partners"). The land underlying the buildings is owned by an unaffiliated third party and is leased to Registrant under a long-term ground lease (the "Lease"). The current term of the Lease expires on May 1, 2024. The Lease provides for one 21-year renewal option. If this option is exercised, the Lease will expire on May 1, 2045. The annual rent payable by Registrant under the Lease is $487,500 during the current and the renewal term.

                       Registrant does not operate the Property, but
            subleases the Property to 500-512 Seventh Avenue Associates (the "Sublessee") pursuant to a net operating sublease (the "Sublease"), the current renewal term of which will expire on April 30, 2024. The Sublease provides for one renewal option co-extensive with the Lease. Peter L. Malkin, a partner in Registrant, is also a partner in Sublessee. The Partners in Registrant are also members of the law firm of Wien & Malkin LLP, counsel to Registrant and to Sublessee (the "Counsel"). See Note C of this Item 1 ("Note C").

         Navarre-500 Building Associates                                    6.
         June 30, 1998


                       Under the Sublease, Sublessee must pay (i) annual
            basic rent of $1,167,500 during the current renewal term and the additional renewal term (the "Basic Rent") and (ii) ad-ditional rent to Registrant during the current term and the renewal term equal to 50% of Sublessee's net operating profit in excess of $620,000 for each lease year ending June 30, 1998 by Sublessee. (the "Additional Rent").

                       There was no additional rent paid for the lease
            year ended June 30, 1998 by Sublessee. Additional Rent income is recognized when earned from the Sublessee, at the close of the lease year ending June 30. No Additional Rent is accrued by Registrant for the period between Sublessee's lease year and Registrant's fiscal year.

            Note C Supervisory Services

                      Registrant pays Counsel, for supervisory services
            and disbursements, $40,000 per annum (the "Basic Payment") plus 10% of all distributions to Participants in any year in excess of the amount representing a return at the rate of 23% per annum on their remaining cash investment in Registrant (the "Additional Payment"). At June 30, 1998, such remaining original cash investment was $3,200,000, representing the original cash investment of the Participants in Registrant.

                      No remuneration was paid during the six month
            period ended June 30, 1998 by Registrant to either of the Partners as such. Pursuant to the fee arrangements described herein, Registrant paid Counsel $20,000 of the Basic Payment for supervisory services for the six month period ended June 30, 1998.

                      The supervisory services provided to Registrant by
            Counsel include legal, administrative and financial services. The legal and administrative services include acting as general counsel to Registrant, maintaining all of its partnership and Participant records, performing physical inspections of the Building, reviewing insurance coverage and conducting annual partnership meetings. Financial services include monthly receipt of rent from Sublessee, payment of monthly rent to the fee owner, payment of monthly and ad-ditional distributions to the Participants, payment of all other disbursements, confirmation of the payment of real estate taxes, review of financial statements submitted to Registrant by Sublessee, review of financial statements audited by and tax information prepared by Registrant's independent certified public accountant, and distribution of such materials to the Participants. Counsel also prepares quarterly, annual and other periodic filings with the Securities and Exchange Commission and applicable state authorities.

         Navarre-500 Building Associates                                    7.
         June 30, 1998


                      Reference is made to Note B of Item 1 (Note "B")
            for a description of the terms of the Sublease between Registrant and Sublessee. The respective interests, if any, of the Partners in Registrant and Sublessee arise solely from their respective ownership of participations, if any, in Registrant and, in the case of Mr. Malkin, his ownership of a partnership interest in Sublessee. The Partners receive no extra or special benefit not shared on a pro rata basis with all other Participants in Registrant or partners in Sublessee. However, each of the Partners, by reason of his respective partnership interest in Counsel, is entitled to receive his pro rata share of any legal fees or other remuneration paid to such law firm for legal and supervisory services rendered to Registrant and Sublessee.

                      As of June 30, 1998, the Partners owned of record
            and beneficially $38,125 participations in Registrant, representing 1.191% of the currently outstanding participa-tions therein.

                      In addition, as of June 30, 1998, certain of the
            Partners in Registrant (or their respective spouses) held additional Participations as follows:

                      Isabel W. Malkin, the wife of Peter L. Malkin, owned of record and beneficially $5,000 of Participations. Mr. Malkin disclaims any beneficial ownership of such Participations.

                      Peter L. Malkin, Trustee of Mattee Saunders 1983 Trust, owned $7,500 of Participations. Mr. Malkin disclaims any beneficial ownership of such Participations.

                                                                             2.
                         PART I.  FINANCIAL INFORMATION

  Item 1.  Financial Statements.

                       Navarre-500 Building Associates
                        Condensed Statement of Income
                                (Unaudited)

                                     For the Three Months
                                        Ended March 31,
                                        1998       1997

  Income:

    Rent income, from a related
      party (Note B)              $  291,875      $ 291,875
                                  ----------      ---------

  Expenses:

    Leasehold rent (Note B)          121,875        121,875
    Supervisory services, to a
      related party (Note C)          10,000         10,000
    Amortization of leasehold          1,632          1,632
                                  ----------      ---------
        Total expenses               133,507        133,507
                                  ----------      ---------
  Net income                      $  158,368      $ 158,368
                                  ==========      =========
  Earnings per $5,000 partici-
    pation unit, based on 640
    participation units out-
    standing during the year      $   247.45      $  247.45
                                  ==========      =========
    Distributions per $5,000
      participation:

    Distributions per $5,000
      participation consisted
      of the following:

    Income                        $   247.45      $  247.45
    Return of capital                   2.55           2.55
                                  ----------      ---------
        Total distributions       $   250.00      $  250.00
                                  ==========      =========

        At March 31, 1998 and 1997, there were $3,200,000 of participations outstanding.





                       Navarre-500 Building Associates                      3.
                             Condensed Balance Sheet
                                    (Unaudited)

  Assets                                   March 31, 1998      December 31, 1997
 Current assets
   Cash                                       $  135,625           $   53,334
                                              ----------           ----------
       Total current assets                      135,625               53,334

 Real Estate
   Leasehold on property situated
     at 500 and 512 Seventh Avenue
     New York, New York                        3,200,000            3,200,000
     Less, allowance for amortization          3,029,817            3,028,186
                                               ---------           ----------
                                                 170,183              171,814
                                               ---------           ----------
     Total assets                             $  305,808           $  225,148
                                              ==========           ==========
 Liabilities and Capital
 Current liabilities
   Deferred credit:
     Portion of rent income
       collected in advance for the
       month of December, 1998                $   82,292           $      -0-
                                              ----------           ----------
 Total current liabilities                        82,292                  -0-

 Capital
   Capital January 1,                            225,148              231,672

   Add, Net income:
     January 1, 1998 through March 31, 1998      158,368                  -0-
     January 1, 1997 through December 31, 1997      -0-             1,465,930
                                              ----------           ----------
                                                 383,516            1,697,602
   Less, Distributions:
     Monthly distributions,
       January 1, 1998 through
         March 31, 1998                          160,000                  -0-
       January 1, 1997 through
         December 31, 1997                           -0-              640,000
     Distribution on August 29,
       1997 of Additional Rent
       for the lease year ended
       June 30, 1997                                 -0-              832,454
                                               ---------           ----------

       Total distributions                       160,000            1,472,454
                                               ---------           ----------
 Capital:
   March 31, 1998                                223,516                  -0-
   December 31, 1997                                 -0-              225,148
                                               ---------           ----------
     Total liabilities and capital:
       March 31, 1998                          $ 305,808
       December 31, 1997                       =========           $  225,148
                                                                   ==========





                                                                             4.

                         Navarre-500 Building Associates
                        Condensed Statement of Cash Flows
                                  (Unaudited)




                                            January 1, 1998    January 1, 1997
                                                 through            through
                                             March 31, 1998     March 31, 1997

     Cash flows from operating activities:
       Net income                                $  158,368        $  158,368
       Adjustments to reconcile net income
          to cash provided by operating
          activities:
          Amortization of leasehold                   1,632             1,632
          Change in deferred credit                  82,292            82,292
                                                 -----------       -----------
          Net cash provided by operating
            activities                              242,292           242,292
                                                 -----------       -----------

     Cash flows from financing activities:
       Cash distributions                          (160,000)         (160,000)
                                                 -----------       -----------
          Net cash used in financing
            activities                             (160,000)         (160,000)
                                                 -----------       -----------
          Change in cash during period               82,292            82,292

     Cash, beginning of quarter                      53,333            53,333
                                                 -----------       -----------
       Cash, end of quarter                      $  135,625        $  135,625
                                                 ===========       ===========

         Navarre-500 Building Associates                                 5.
         March 31, 1998


         Notes to Condensed Financial Statements (unaudited)

         Note A Basis of Presentation

                       The accompanying unaudited condensed financial
            statements have been prepared in accordance with the instructions to Form 10-Q and therefore do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and statement of cash flows in conformity with generally accepted accounting principles. The accompanying unaudited condensed financial statements include all adjustments (consisting only of normal recurring accruals) which are, in the opinion of the partners in Registrant, necessary for a fair statement of the results for such interim periods. The partners in Registrant believe that the accompanying unaudited condensed financial state-ments and the notes thereto fairly disclose the financial condition and results of Registrant's operations for the periods indicated and are adequate to make the information presented therein not misleading.

            Note B Interim Period Reporting

                       The results for the interim period are not
            necessarily indicative of the results to be expected for a full year.

                       Registrant was organized on March 21, 1958.
            Registrant owns the tenant's interest in the master operating leasehold (the "Master Lease") of the buildings located at 500 and 512 Seventh Avenue and 228 West 38th Street, New York, New York (the "Property"). Registrant's partners are Peter L. Malkin and Thomas N. Keltner, Jr. (the "Partners"). The land underlying the buildings is owned by an unaffiliated third party and is leased to Registrant under a long-term ground lease (the "Lease"). The current term of the Lease expires on May 1, 2024. The Lease provides for one 21-year renewal option. If this option is exercised, the Lease will expire on May 1, 2045. The annual rent payable by Registrant under the Lease is $487,500 during the current and the renewal term.

                       Registrant does not operate the Property, but
            subleases the Property to 500-512 Seventh Avenue Associates (the "Sublessee") pursuant to a net operating sublease (the "Sublease"), the current renewal term of which will expire on April 30, 2024. The Sublease provides for one renewal option co-extensive with the Lease. Peter L. Malkin, a partner in Registrant, is also a partner in Sublessee. The Partners in Registrant are also members of the law firm of Wien & Malkin LLP, counsel to Registrant and to Sublessee (the "Counsel"). See Note C of this Item 1 ("Note C").

         Navarre-500 Building Associates                                 6.
         March 31, 1998


                       Under the Sublease, Sublessee must pay (i) annual
            basic rent of $1,167,500 during the current renewal term and the additional renewal term (the "Basic Rent") and (ii) ad-ditional rent to Registrant during the current term and the renewal term equal to 50% of Sublessee's net operating profit in excess of $620,000 for each lease year ending June 30 (the "Additional Rent").

                       For the lease year ended June 30, 1997, Sublessee
            paid Additional Rent of $914,282. After additional payment for supervisory services of $81,828 to Counsel, the $832,454 balance was distributed to the Participants on August 29, 1997. Additional Rent income is recognized when earned from the Sublessee, at the close of the lease year ending June 30. No Additional Rent is accrued by Registrant for the period between Sublessee's lease year and Registrant's fiscal year.

            Note C Supervisory Services

                      Registrant pays Counsel, for supervisory services
            and disbursements, $40,000 per annum (the "Basic Payment") plus 10% of all distributions to Participants in any year in excess of the amount representing a return at the rate of 23% per annum on their remaining cash investment in Registrant (the "Additional Payment"). At March 31, 1998, such remain-ing original cash investment was $3,200,000, representing the original cash investment of the Participants in Registrant.

                      No remuneration was paid during the three month
            period ended March 31, 1998 by Registrant to either of the Partners as such. Pursuant to the fee arrangements described herein, Registrant paid Counsel $10,000 of the Basic Payment for supervisory services for the three month period ended March 31, 1998.

                      The supervisory services provided to Registrant by
            Counsel include legal, administrative and financial services. The legal and administrative services include acting as general counsel to Registrant, maintaining all of its partnership and Participant records, performing physical inspections of the Building, reviewing insurance coverage and conducting annual partnership meetings. Financial services include monthly receipt of rent from Sublessee, payment of monthly rent to the fee owner, payment of monthly and ad-ditional distributions to the Participants, payment of all other disbursements, confirmation of the payment of real estate taxes, review of financial statements submitted to Registrant by Sublessee, review of financial statements audited by and tax information prepared by Registrant's independent certified public accountant, and distribution of such materials to the Participants. Counsel also prepares quarterly, annual and other periodic filings with the Securities and Exchange Commission and applicable state authorities.


         Navarre-500 Building Associates                                 7.

         March 31, 1998


                      Reference is made to Note B of Item 1 (Note "B")
            for a description of the terms of the Sublease between Registrant and Sublessee. The respective interests, if any, of the Partners in Registrant and Sublessee arise solely from their respective ownership of participations, if any, in Registrant and, in the case of Mr. Malkin, his ownership of a partnership interest in Sublessee. The Partners receive no extra or special benefit not shared on a pro rata basis with all other Participants in Registrant or partners in Sublessee. However, each of the Partners, by reason of his respective partnership interest in Counsel, is entitled to receive his pro rata share of any legal fees or other remuneration paid to such law firm for legal and supervisory services rendered to Registrant and Sublessee.

                      As of April 15, 1998, the Partners owned of record
            and beneficially $33,125 participations in Registrant, representing 1.035% of the currently outstanding participa-tions therein.

                      In addition, as of April 15, 1998, certain of the
            Partners in Registrant (or their respective spouses) held additional Participations as follows:

                      Isabel W. Malkin, the wife of Peter L. Malkin, owned of record and beneficially $5,000 of Participations. Mr. Malkin disclaims any beneficial ownership of such Participations.

                      Peter L. Malkin, Trustee of Mattee Saunders 1983 Trust, owned $7,500 of Participations. Mr. Malkin disclaims any beneficial ownership of such Participations.